RESIGNATION

December 22nd, 2014

Angstron Holdings Corporation
800 E. Colorado Blvd.
Suite 888
Pasadena, CA 91101

Re: Resignation

I, Sijun He, do hereby resign as a director of Angstron Holdings Corporation. (the "Company"), effective as of December 22nd, 2014.

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Name: Sijun He